SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): February 28, 2002

                           Nx Networks, Inc.
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       (Exact Name of Registrant as Specified in Its Charter)

                              Delaware
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           (State or Other Jurisdiction of Incorporation)


       000-20512                                         54-1345159
  ---------------------                     --------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)


     13595 Dulles Technology Drive
            Herndon, Virginia                             22209
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(Address of Principal Executive Offices)                (Zip Code)


                                (703) 742-6000
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             (Registrant's Telephone Number, Including Area Code)




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ITEM 5. OTHER EVENTS.

     On March 25, 2002, NX Networks, Inc.(the "Company"), filed with the United States Bankruptcy Court for the Eastern District of Virginia its monthly operating report for the month ended January 31, 2002, which is attached hereto as Exhibit 99.1.

Item 7. EXHIBITS

     99.1      Monthly Operating report for month ended February 28, 2002



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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Nx Networks,Inc.


Date: April 11, 2002             By: /s/ Richard Yalen
                                       ------------------------------
                                         Richard Yalen
                                         Chief Executive Officer




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